                            SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X  ]
Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

        [   ]   Preliminary Proxy Statement
        [ X ]   Definitive Proxy Statement
        [   ]   Definitive Additional Materials
        [   ]   Soliciting Material Pursuant to ss.240.14a-11(C)) or
                ss.240.14a-12

                                 THINKPATH INC.
                                 --------------

                (Name of Registrant as specified in its charter)



      (Name of Person(s) Filing Proxy Statement), if other than Registrant

Payment of Filing Fee (Check the appropriate box):

        [ X ]    No fee required
        [   ]    $500 per each party to the controversy pursuant to Exchange Act
                 Rule 14a-6(I)(3).
        [   ]    Fee computed on table below per Exchange Act
                 Rules 14a-6(I)(4) and 0-11.

                           (1) Title of each class of securities to which transaction applies: _____________________________
                           (2) Aggregate number of securities to which transaction applies:_____________________________
                           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: ________ (A)
                           (4) Proposed maximum aggregate value of transaction:
                           (5) Total fee paid: _____________________________

                  [ ] Fee paid previously with preliminary materials.

                  [ ] Check box if any of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid: ________________________
                           (2) Form, Schedule or Registration
                               Statement No.: ________
                           (3) Filing Party: _____________________________
                           (4) Date Filed: _______________________________

                                 THINKPATH INC.
                         55 University Avenue, Suite 400
                            Toronto, Ontario M5J 2H7
                                  -------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 24, 2003

TO THE SHAREHOLDERS OF THINKPATH INC.:

NOTICE IS HEREBY GIVEN, that a Special Meeting (the "Meeting") of shareholders of Thinkpath Inc. (the "Company") will be held at 10:00 A.M. on January 24, 2003, at the Company's executive offices located at 55 University Avenue, Suite 400, Toronto, Ontario M5J 2H7, for the following purposes:

         1. To vote upon the proposal to amend the Company's Articles of Incorporation to increase the authorized number of the shares of the Company's common stock from 100,000,000 to 800,000,000 in the form of special resolution being attached hereto as Exhibit A; and

         2. To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

Shareholders of record at the close of business on December 27, 2002 are entitled to notice of and to vote at the Meeting.

In order to ensure a quorum, it is important that the shareholders representing a majority of the total number of shares issued and outstanding and entitled to vote be present in person or represented by their proxies. Therefore, whether you expect to attend the Meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If a shareholder attends the Meeting and prefers to vote in person, such shareholder can revoke such shareholder's proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

By Order of the Board of Directors, December 30, 2002
/s/ Declan A. French
Chairman of the Board of Directors

                                 THINKPATH INC.

                         55 University Avenue, Suite 400
                            Toronto, Ontario M5J 2H7
                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 24, 2003

This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Thinkpath Inc. (the "Company") for use at the Special Meeting (the "Meeting") of shareholders of the Company to be held on January 24, 2003 at 10:00 A.M. at the Company's executive offices located at 55 University Avenue, Suite 400, Toronto, Ontario M5J 2H7 and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date, or by attending the Meeting and voting. This statement, the accompanying Notice of Meeting and form of Proxy have been first sent to the shareholders on or about December 31, 2002.

In addition, please note that abstentions and broker non-votes are included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.

All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the proposals described below.

         Please note that all references to dollar amounts in this Proxy, unless otherwise indicated, are to United States dollars.


                             OWNERSHIP OF SECURITIES

Only shareholders of record at the close of business on December 27, 2002, the date fixed by the Board of Directors in accordance with the Company's By-Laws (the "Record Date"), are entitled to vote at the Meeting. As of the date hereof, there were 63,462,404 issued and outstanding shares of the Company's common stock.

Each outstanding share of common stock is entitled to one vote on all matters properly coming before the Meeting. A majority of the shares of the outstanding common stock is necessary to constitute a quorum for the Meeting.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth, as of December 30, 2002 the names and beneficial ownership of the Company's common stock beneficially owned, directly or indirectly, by: (I) each person who is a director or executive officer of the Company; (ii) all directors and executive officers of the Company as a group; and (iii) all holders of 5% or more of the outstanding shares of the common stock of the Company:

Name and Address of Beneficial                 Amount and Nature of Beneficial                    Percentage of Shares
Owner (1)                                                        Ownership (2)                             Outstanding
Declan A. French                                                 2,910,694 (3)                                    4.6%
Laurie Bradley                                                           - - -                                   - - -
Tony French                                                         70,133 (4)                                       *
Kelly Hankinson                                                    180,167 (5)                                       *
John Dunne                                                          41,424 (6)                                       *
Arthur S. Marcus                                                    30,500 (7)                                       *
Katherine Evans                                                    100,336 (8)                                       *
Denise Dunne-Fushi                                               4,450,000                                        7.0%
Stonestreet Capital                                             14,519,903 (9)                                   22.9%
Alpha Capital                                                    6,272,695 (10)                                   9.9%
Tazbaz Holdings Limited                                         11,000,000 (11)                                  14.8%
All Directors and Officers as a
Group (6 persons) (3 - 7)                                        3,333,254                                        5.2%

* Less than one percent

(1) Except as set forth above, the address of each individual is 55 University Avenue, Suite 400, Toronto, Ontario M5J 2H7.

(2) Based upon information furnished to the Company by the directors and executive officers or obtained from the Company's stock transfer books. The Company has been informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of December 30, 2002, except as indicated any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 101,333 shares of common stock issuable upon the exercise of options granted to Declan A. French that are currently exercisable or exercisable within the next 60 days. Also includes 1,647,103 shares of common stock issued to Declan A. French as a bonus pursuant to his employment agreement.

(4) Includes 126,167 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.

(5) Includes 1,333 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.

(6) Includes 1,333 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days.

(7) Includes 27,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within the next 60 days. Excludes 347,902 shares of common stock issued in the name of Gersten, Savage, Kaplowitz, Wolf & Marcus, LLP, the Company's United States legal counsel, of which Mr. Marcus is a partner.

(8) Includes 100,336 shares of common stock issued in consideration for financial and accounting advisory services rendered.

(9) Does not include 366,718 shares of Common Stock issuable upon the exercise of certain warrants.

(10) Does not include 16,652,432 shares of Common Stock issuable upon the exercise of certain warrants, as well as shares of Common Stock which may be issuable upon the conversion of $250,000 principal amount of convertible debentures.

(11) Includes 10,000,000 shares of Common Stock issuable upon the exercise of warrants. Does not include shares of Common Stock issuable upon the conversion of $100,000 principal amount convertible debentures.


                            DESCRIPTION OF SECURITIES

The Company's total authorized capital stock currently consists of 100,000,000 shares of common stock, with no par value, and 1,000,000 shares of preferred stock, with no par value per share. The following descriptions contain all material terms and features of the Company's securities and are qualified in all respects by reference to the Company's Articles of Incorporation and Bylaws, each as amended.

Common Stock

The Company is currently authorized to issue up to 100,000,000 shares of common stock, no par value per share, of which 63,462,404 shares of common stock are outstanding as of December 30, 2002, excluding the shares of common stock to be issued (i) upon the conversion of the outstanding shares of the 12% Senior Secured Convertible Debenture, and (ii) upon the exercise of all outstanding warrants and options. All outstanding shares of common stock are, and all shares of common stock to be outstanding upon the conversion of the outstanding shares of 12% Senior Secured Convertible Debenture, and the exercise of outstanding warrants and options (assuming the approval of Proposal 1), will be validly authorized and issued, fully paid, and non-assessable.

The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Holders of common stock are entitled to receive ratably dividends as may be declared by the Company's Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of the common stock are entitled to share ratably in all assets remaining, if any, after payment of liabilities. Holders of common stock have no preemptive rights and have no rights to convert their shares of common stock into any other securities.

Pursuant to the Business Corporation Act, Ontario, a shareholder of an Ontario Corporation has the right to have the corporation pay the shareholder the fair market value for his shares of the corporation in the event such shareholder dissents to certain actions taken by the corporation, such as amalgamation or the sale of all or substantially all of the assets of the corporation and such shareholder follows the procedures set forth in the Business Corporation Act, Ontario.

Preferred Stock

The Company's Articles of Incorporation authorize the issuance of up to 1,000,000 shares of preferred stock with designations, rights and preferences determined from time to time by its Board of Directors. Accordingly, the Company's Board of Directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, conversion, or other rights that could adversely affect the rights of the holders of the common stock.

Series A 8% Convertible Preferred Stock

There were 17,500 shares of Series A 8% Convertible Preferred Stock authorized and issued, none of which remain outstanding.

Series B 8% Convertible Preferred Stock

There were 1,500 shares of Series B 8% Convertible Preferred Stock authorized and issued, none of which remain outstanding.

Series C 7% Convertible Preferred Stock

Pursuant to a share purchase agreement dated April 18, 2001, (the "Series C Preferred Stock Purchase Agreement") as amended on June 6, 2001, the Company issued 1,230 shares of Series C 7% Cumulative Convertible Preferred Stock (the "Series C Preferred Stock"). Each share of Series C Preferred Stock has a stated value of $1,000 per share. The shares of Series C Preferred Stock are convertible into shares of the Company's common stock at the option of the holders, at any time after issuance until such shares of Series C Preferred Stock are mandatorily converted or redeemed by the Company, under certain conditions. As of December 30, 2002, there were no Series C Preferred Stock outstanding. Certain investors have the right to purchase an additional 500 shares of Series C Preferred Stock for $500,000.

As of December 30, 2002, all of the 1,230 shares of Series C preferred stock have been converted into an aggregate of 25,267,242 shares of common stock. As of December 30, 2002, all 723,436 warrants issued in connection with the purchase of the Series C Preferred Stock remain outstanding and none have been exercised.

12% Senior Secured Convertible Debenture

Pursuant to a share purchase agreement dated December 5, 2002, the Company entered into a share purchase agreement (the "12% Senior Secured Convertible Debenture Agreement"), with a syndicate of investors for debentures of up to $3,000,000. The first debenture of $800,000 was purchased together with warrants on closing. The debenture will become due twelve months from the date of issuance. The investors will have the right to acquire up to $800,000 worth of our common stock at a price of $.0175.

On December 18, 2002, the Company entered into a share purchase agreement with Tazbaz Holdings Limited for the issuance and sale by the Company of a $100,000 principal amount Convertible Debenture and warrants to purchase shares of the Company's common stock. The debenture will become due twelve months from the date of issuance. Tazbaz Holdings Limited has the right to acquire up to $100,000 worth of our common stock at a price of $.0175.

As of December 30, 2002, if the debentures for an aggregate of $900,000 were to be converted and all common stock warrants were to be exercised we would be obligated to issue approximately 102,857,143 shares of our common stock.

Common Stock Purchase Warrants

There are outstanding warrants to purchase an aggregate of 68,015,996 shares of the Company's common stock. 475,000 of the warrants are exercisable at any time and in any amount until December 30, 2004 at a purchase price of $3.24 per share, 250,000 of the warrants are exercisable at any time and in any amount until April 16, 2005 at a purchase price of $3.71 per share, 500,000 of the warrants are exercisable at any time and in any amount until March 15, 2005 at a purchase price of $3.25 per share, 100,000 of the warrants are exercisable at any time and in any amount until June 1, 2004 at a purchase price of $3.25 per share, 225,000 of the warrants are exercisable at any time and in any amount until July 6, 2005, 532,534 of the warrants are exercisable at any time and in any amount until August 22, 2005 at a purchase price of $2.4614 per share, 230,693 of the warrants are exercisable at any time and in any amount until August 22, 2005 at a purchase price of $1.00 per share, 100,000 of the warrants are exercisable at any time and in any amount until January 20, 2006 at $1.50 per share, 663,484 of the warrants are exercisable at any time and in any amount until April 18, 2006 at a purchase price of $.5445 per share, 100,000 of the warrants are exercisable at any time and in any amount until April 4, 2003 at a purchase price of $.17 per share, 100,000 of the warrants are exercisable at any time and in any amount until April 4, 2004 at a purchase price of $.17 per share, 45,714,285 of the warrants are exercisable at any time and in any amount until December 5, 2009 at a purchase price of $.0175 per share, and 10,600,000 of the warrants are exercisable at any time and in any amount until September 30, 2003 at a purchase price of $.025 per share, 3,400,000 of the warrants are exercisable at any time and in any amount until September 30, 2003 at a purchase price of $.025 per share, 6,000,000 of the warrants are exercisable at any time and in any amount until December 18, 2009 at a purchase price of $.08 per share, 4,000,000 of the warrants are exercisable at any time and in any amount until December 18, 2009 at a purchase price of $.04 per share, and 5,625,000 of the warrants are exercisable at any time and in any amount until December 18, 2009 at a purchase price of $.0175 per share. The Company may call any unexercised portion of 963,239 of the68,015,996 warrants and require their exercise as follows if the Company's common stock, as reported on the Nasdaq SmallCap Market, closes above the bid price indicated for any ten consecutive business days: (I) 1/3 of such unexercised warrants at $6.00 per share, (ii) 1/3 of such unexercised warrants at $7.50 per share; and (iii) 1/3 of such unexercised warrants at $9.00 per share.

Warrant-holders are not entitled, by virtue of being warrant-holders, to receive dividends, to vote at or receive notice of any meeting of shareholders or to exercise any other rights whatsoever as shareholders. In order to receive one share of the Company's common stock a warrant-holder must surrender one warrant, accompanied by payment of the aggregate exercise price of the warrants to be exercised, which payment may be made, at the warrant-holder's election, in cash or by delivery of a cashiers or certified check or any combination of the foregoing. Upon receipt of duly executed warrants and payment of the exercise price, the Company will issue and cause to be delivered to warrant-holders certificates representing the number of shares of common stock so purchased.

THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

TO VOTE UPON THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF THE SHARES OF THE COMPANY'S COMMON STOCK FROM 100,000,000 TO 800,000,000 SHARES.

The Board has adopted a resolution unanimously approving and recommending to the Company's shareholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase in the authorized number of shares of common stock from 100,000,000 to 800,000,000 shares. IN THE FORM OF A SPECIAL RESOLUTION ATTACHED HERETO AS EXHIBIT A.

As of December 30, 2002, there were 63,462,404 shares issued and outstanding shares of common stock excluding: (i) 8,370,000 shares issuable upon the exercise of options issued under the Company's 1998, 2000, 2001 and 2002 Stock Option Plans; (ii) 69,015,996 shares of common stock underlying warrants issued in private transactions with exercise prices ranging between $0.0175 and $3.71;
(iii) up to approximately 51,428,571 shares of common stock issuable upon the conversion of the 12% Senior Secured Convertible Debenture.

The Board of Directors believes the increase in the authorized number of shares of common stock is in the best interests of the Company to have them available for, among other things, possible issuance in connection with future acquisitions or financing activities. In addition, it is necessary to authorize such shares to have them available: (i) for issuance upon the conversion of the outstanding shares of the 12% Senior Secured Convertible Debenture; (ii) for issuance upon the exercise of the issued and outstanding warrants; and, (iii) for issuance upon the exercise of the issued and outstanding options. In addition, the additional shares of common stock would be available for any proper corporate purpose including, without limitation, the issuance in private or public sales as a means of raising working capital, as consideration to be paid by the Company for the acquisition of other businesses and properties, the issuance of stock splits or dividends and the implementation of employee benefit plans.

The additional shares of common stock could be issued for any proper corporate purpose by the Board of Directors at any time without further shareholder approval, subject to applicable law. Except as described above, further authorization from the Company's shareholders will not be solicited prior to the issuance of common stock. The voting and equity ownership rights of the Company's shareholders will be diluted by such issuances. Shareholders will not have preemptive rights to subscribe for shares of common stock, unless the Company grants such rights at the time of issue. Except as contemplated herein, the Company currently has no plans or proposals to issue any of the additional shares of common stock.

The Board of Directors is required to make any determination to issue shares of common stock based on its judgment as to the best interests of the Company. Except as contemplated herein, the Company's Board of Directors has no present intention of issuing additional shares of common stock. Addition issuances of shares of common stock could, depending on the circumstances, make more difficult or discourage any attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. When in the judgment of the Board of Directors such use would be in the best interest of the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action. The issuance of new shares of common stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board consider the action of such entity or person not to be in the best interest of the Company. Any such issuance could also have the effect of diluting the earnings per share, book value per share and/or voting power of the common stock.

                            Shareholder Vote Required

The ratification of the proposal to amend the Company's Articles of Incorporation to increase the authorized number of the shares of the Company's common stock from 100,000,000 to 800,000,000 shares will require the affirmative vote of 2/3 of the shares of common stock in person or represented by proxy at the Meeting and entitled to vote on the change of the corporate name. If 2/3 of the shares of common stock present in person or represented by proxy at the Meeting vote in favor of amending the Company's Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 100,000,000 to 800,000,000 shares, the Company will file with the Minister of Consumer and Business Services for the Province of Ontario articles of amendment to effect such increase in the authorized shares of the Company's common stock.

In the event the Company is unable to amend its Articles of Incorporation to increase the authorized number of shares, it will be unable to issue all of the necessary shares upon the conversion of the Convertible Debentures and the exercise of outstanding warrants and options and would make it impossible to raise additional necessary capital, which would have a materially adverse effect on the Company's operations and financial condition.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF THE SHARES OF THE COMPANY'S COMMON STOCK FROM 100,000,000 TO 800,000,000 SHARES.

                             SECTION 16(a) REPORTING

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding 10% or more of the Company's common stock must report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended December 31, 2001, the Company believes all reports required to be filed under Section 16(a) were filed on a timely basis.

                                  OTHER MATTERS

The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting, which will be presented for consideration at the Meeting. However, it is possible that certain proposals may be raised at the Meeting by one or more shareholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy with his or her or its best judgement.

                             SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              SHAREHOLDER PROPOSALS

In order to be included in the proxy materials for the Company's next Annual Meeting of shareholders, shareholder proposals must be received by the Company on or before June 1, 2003.

                                   FORM 10-KSB

A copy of the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission is available to shareholders free of charge by writing to:

Thinkpath Inc.
55 University Avenue, Suite 400
Toronto, Ontario M5J 2H7
Attention: Corporate Secretary

                              FINANCIAL STATEMENTS

The Company's audited consolidated financial statements for the fiscal year ended December 31, 2001 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in the Company's Form 10-KSB and are incorporated by herein by reference.

By order of the Board of Directors, December 30, 2002
/s/ Declan A. French
Chairman of the Board of Directors

                                                                       EXHIBIT A

                     SPECIAL RESOLUTION OF THE SHAREHOLDERS

                                       OF

                                 THINKPATH INC.
                               (the "Corporation")

RESOLVED THAT

RECITALS:

A        The Articles of the Corporation be amended as follows:

         1. to change the authorized share capital of the Corporation by increasing the number of common shares that the Corporation is authorized to issue from 100,000,000 to 800,000,000

B. any one officer or director of the Corporation is hereby authorized and directed on behalf of the Corporation to deliver Articles of Amendment, in duplicate, to the Director under the Business Corporations Act and to sign and execute all documents and to do all things necessary or advisable in connection with the foregoing; and

C. the board of directors of the Corporation is hereby authorized to revoke this special resolution without further approval of the shareholders of the Corporation at any time prior to the endorsement by the Director under the Business Corporations Act, of a certificate of amendment of articles in respect of the amendments referred to above.

        GENERAL PROXY - SPECIAL MEETING OF SHAREHOLDERS OF THINKPATH INC.

The undersigned hereby appoints Declan A. French, with full power of substitution, proxy to vote all of the shares of common stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of Thinkpath Inc. (the "Company"), to be held at the principal executive offices of the Company located at 55 University Avenue, Suite 400, Toronto, Ontario, Canada on January 24, 2003 at 10:00 A.M. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated December 30, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of Thinkpath Inc.'s Board of Directors.

         1. To vote upon the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 100,000,000 to 800,000,000 shares.

                  _____ FOR                 _____AGAINST      _____ABSTAIN

         2. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


(Continued and to be signed on the other side)

(Continued from other side)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.


                           Date: January  ___, 2003

                           ---------------------------------
                           (Print name of Shareholder)

                           ---------------------------------
                           (Print name of Shareholder)


                           ---------------------------------
                           Signature

                           ---------------------------------
                           Signature

                           Number of Shares
                                            ---------------------------------

Note: Please sign exactly as name appears in the Company's records. Joint owners should each sign. When signing as attorney, executor or trustee, please give title as such.